UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2015

Biota Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35285	59-1212264
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Northwinds Parkway, Suite 100,

Alpharetta, GA 30009

(678) 221-3343

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 2, 2015, Biota Pharmaceuticals, Inc. (the "Company") entered into an At Market Issuance Agreement (the "Agreement") with MLV & Co. LLC (“MLV”) and FBR Capital Markets & Co. (together with MLV, the “Agents”), under which the Company, from time to time, may issue and sell through the Agents, on behalf of the Company, shares of its common stock under a shelf registration statement on Form S-3 (Registration No. 333-205272), par value $0.10 per share, with an aggregate offering price of up to $25,000,000.

Upon delivery of a placement notice by the Company (“Placement Notice”), the Agents may sell the common stock by any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, sales made directly on the NASDAQ Global Select Market, on any other existing trading market for the common stock or to or through a market maker. With the Company’s prior consent and subject to the Placement Notice, the Agents may also sell the common stock by any other method permitted by law, including in negotiated transactions. The Company will pay the Agents a commission equal to 3.0% of the aggregate gross proceeds from each sale of shares of the Company’s common stock. Pursuant to the Agreement, the Company granted the Agents customary indemnification rights.

The Agreement will terminate upon the sale of all of the common stock subject to the Agreement. The Agents may also terminate the Agreement in certain circumstances, including the occurrence of a material adverse change that, in the Agents’ reasonable judgment, may impair its ability to sell the common stock or a suspension or limitation of trading of the Company’s common stock on NASDAQ. In addition, either the Company or the Agents may terminate the Agreement at any time and for any reason upon 10 days’ prior notice to the other party.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The opinion of the Company’s counsel regarding the validity of the common stock that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Dechert LLP

10.1	At Market Issuance Sales Agreement, dated October 2, 2015, by and between Biota Pharmaceuticals, Inc., MLV & Co. LLC and FBR Capital Markets & Co.

23.1	Consent of Dechert LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015	Biota Pharmaceuticals, Inc.

	By:	/s/ Joseph M. Patti
Name: Joseph M Patti
Title: Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description

5.1	Opinion of Dechert LLP

10.1	At Market Issuance Sales Agreement, dated October 2, 2015, by and between Biota Pharmaceuticals, Inc., MLV & Co. LLC and FBR Capital Markets & Co.

23.1	Consent of Dechert LLP (included in Exhibit 5.1).